Exhibit 10.28

ANNEX I

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                Amendment No. 1 to the Fourth Amended and Restated Credit Agreement, dated as of April 9, 2002 (this “Amendment”), among DUANE READE, a New York general partnership (the “Borrower”), DUANE READE INC., a Delaware corporation (“Holdings”), DRI I INC., a Delaware corporation (“DRI I” and, together with Holdings, collectively, the “Parent Guarantors”), DUANE READE INTERNATIONAL, INC., a Delaware corporation (“Duane Reade IP”), DUANE READE REALTY, INC., a Delaware corporation (“Duane Reade Realty” and together with Duane Reade IP, collectively, the “Affiliate Guarantors” and, together with the Parent Guarantors, collectively, the “Designated Guarantors”), CREDIT SUISSE FIRST BOSTON (“CSFB”), as syndication agent (in such capacity, the “Syndication Agent”) for the Lenders and FLEET NATIONAL BANK (“Fleet”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

                WHEREAS, the Borrower, Holdings, the Designated Guarantors, various financial institutions (the “Lenders”), the Agents and Credit Lyonnais New York Branch, as the documentation agent for the Lenders, have heretofore entered into the Fourth Amended and Restated Credit Agreement, dated as of July 10, 2001 (as amended or otherwise modified prior to the date hereof the “Existing Credit Agreement” and as so amended by this Agreement, the “Credit Agreement”); and

WHEREAS, the Borrower, Holdings and the Designated Guarantors desire, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Existing Credit Agreement as set forth herein to permit them to do so;

NOW, THEREFORE, the parties hereto hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Affiliate Guarantors” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Subpart 3.1.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“CSFB” is defined in the preamble.

“Designated Guarantors” is defined in preamble.

“DRI I” is defined in the preamble.

“Duane Reade IP” is defined in preamble.

“Duane Reade Realty” is defined in preamble.

“Existing Credit Agreement” is defined in the first recital.

“Holdings” is defined in the preamble.

“Lenders” is defined in the first recital.

“Parent Guarantors” is defined in the preamble.

“Syndication Agent” is defined in the preamble.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.  Except to the extent amended by this Amendment, the Existing Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

SUBPART 2.1  Amendments to Article I.

(a)  Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such section in the appropriate alphabetically sequence:

“First Amendment Effective Date” means April 9, 2002.

“Senior Convertible Note Documents” means the Senior Convertible Note Indenture, the Senior Convertible Notes Guarantee and the Senior Convertible Notes, in each case on terms and conditions reasonably satisfactory to the Syndication Agent.

                “Senior Convertible Note Indenture” means that certain indenture among Holdings and the Borrower and DRI I, as subsidiary guarantors, and State Street Bank and Trust Company of Connecticut, N.A., as Trustee, as amended or otherwise modified from time to time after the First Amendment Effective Date in accordance with the terms hereof and thereof.

                “Senior Convertible Notes” means the Senior Convertible Notes due April 2022 issued by Holdings for gross cash proceeds of at least $100,000,000.

                “Senior Convertible Notes Guarantee” means the joint and several guarantees of the Borrower, DRI I and each other Subsidiary of Holdings in favor of the holders of the Senior Convertible Notes as set forth in the Senior Convertible Note Indenture and each other subsidiary guarantee delivered pursuant to the terms of the Senior Convertible Note Indenture and, in each case, as amended or otherwise modified from time to time after the First Amendment Effective Date in accordance with the terms hereof and thereof.

(b)  Clause (e) of the definition of  “Change in Control” is hereby deleted and replaced with “any “Change of Control” or similar term, as such term is defined in the Senior Subordinated Note Indenture or the Senior Convertible Note Indenture.”

(c)  The definition of “Material Documents” is hereby amended by inserting the words “, the Senior Convertible Note Documents,” immediately  preceding the words “, the Recapitalization Agreement” and immediately following the words “the Senior Subordinated Note Documents,” in the second line of such definition.

SUBPART 2.2  Amendments to Article VI.  Article VI is hereby amended by inserting the following new Section 6.18 at the end of such Article:

                “SECTION 6.18.  Issuance of Senior Convertible Notes.  (a) The Senior Convertible Notes have been issued and sold to the underwriters thereof on the date of the issuance thereof in accordance with and pursuant to the Senior Convertible Note Indenture and the other Senior Convertible Note Documents and in compliance with all laws, including the Securities Act of 1933, as amended and all other applicable federal and state securities laws.  The issuance of the Senior Convertible Notes and the execution of the Senior Convertible Note Indenture and the other Senior Convertible Note Documents have been duly authorized by all necessary action on the part of the Borrower and each Designated Guarantor and will not require any consent or approval of any governmental agency or authority that has not been obtained prior to the issuance thereof.  The issuance of the Senior Convertible Notes and the execution of the Senior Convertible Note Indenture and the other Senior Convertible Note Documents do not conflict with (i) any material provision of any material law, (ii) the Organic Documents of the Borrower or any Designated Guarantor, (iii) any material agreement binding upon the Borrower or any Designated Guarantor, or (iv) any material court or administrative order or decree applicable to the Borrower or any Designated Guarantor, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of the Borrower or any Designated Guarantor.  All representations and warranties of the Borrower or any Designated Guarantor contained in the Senior Convertible Note Indenture and the other Senior Convertible Note Documents are true and correct in all material respects as of the date of the issuance thereof.

                (b) Each Senior Convertible Note Document (including the Senior Convertible Notes and the Senior Convertible Notes Guarantee) constitutes the legal, valid and binding obligation of each of the Borrower or any Designated Guarantor, as the case may be, enforceable against each of the Borrower or any Designated Guarantor as the case may be, in accordance with its terms.”

SUBPART 2.3  Amendments to Article VII.

(a)  Section 7.2.2 of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (m); (ii) relettering clause (n) as clause (o) and (iii) inserting the following new clause (n) in appropriate alphabetical order:

                “(n) (i) Indebtedness of Holdings evidenced by the Senior Convertible Notes and (ii) Indebtedness of the Borrower, DRI I and each other Subsidiary of Holdings consisting of Contingent Liabilities under the Senior Convertible Notes Guarantees in respect of the Indebtedness described in clause (n)(i).”

(b)  The proviso at the end of Section 7.2.2 of the Existing Credit Agreement is hereby amended by (i) deleting the word “(n)” and substituting the word “(o) in each instance thereof, (ii) inserting the word “either (i)” immediately preceding the words “the Senior Subordinated Note Indenture” and immediately following the words “under and as defined in” in the second to last line thereof and (iii) inserting the words “or (ii) the Senior Convertible Note Indenture” immediately after the words “Closing Date” in the last line thereof.

(c)  Clause (l) of Section 7.2.5 of the Existing Credit Agreement is hereby amended by (i) inserting the word “either (i)” immediately preceding the words “the Senior Subordinated Note Indenture” and immediately after the words “under and as defined in” in the second to last line thereof and (ii) inserting the words “or (ii) the Senior Convertible Note Indenture”, immediately after the words “Closing Date” in the last line thereof.

(d)  Clause (b) of Section 7.2.6 of the Existing Credit Agreement is hereby amended by (i) inserting the words “any Senior Convertible Note or” preceding the words “any subordinated note (including any Senior Subordinated Note)” in clauses (i) and (ii) thereof and (ii) inserting the words “the Senior Convertible Notes Documents or” immediately preceding the words “the documents and instruments memorializing” in clause (i) thereof.

(e)  Section 7.2.6 of the Existing Credit Agreement is hereby amended by (i) amending and restating clause (c)(i)(B) to read “(B) such Restricted Payments are permitted to be paid at such time under the Senior Subordinated Note Indenture”, (ii) deleting the number “$20,000,000” and replacing it with “30,000,000” in clause (c)(ii), (iii) deleting the word “and” at the end of clause (g), (iv) deleting the period at the end of clause (h) and replacing it with “;” and (v) adding new clauses (i), (j) and (k) in appropriate alphabetical order to read as follows:

“(i)  notwithstanding the provisions of clauses (a) or (b) above, the Borrower and each Affiliate Guarantor shall be permitted to make Restricted Payments to DRI I (which shall in turn utilize all of any such Restricted Payment to make Restricted Payments to Holdings) and to Holdings, in each case to the extent necessary (i) to enable Holdings to pay interest on the Senior Convertible Notes as required by the Senior Convertible Note Indenture, (ii) to allow Holdings to purchase, redeem or defease the Senior Convertible Notes as may be required by the Senior Convertible Note Indenture pursuant to a “Change in Control” (as defined in the Senior Convertible Note Indenture), (iii) to allow Holdings to make any payments required to be made as a result of Holdings failure to file a registration statement with the SEC, the failure of such registration statement to become effective or the failure to keep the prospectus contained in the registration statement available, in each case for the time periods set forth and contemplated in the applicable Senior Convertible Notes Documents and (iv) convert any Senior Convertible Notes into Capital Stock of Holdings;

(j)  notwithstanding the provisions of clauses (a), (b), (c) or (i) above, in the event that the Borrower offers to make a voluntary prepayment of New Term B Loans pursuant to clause (a) of Section 3.1.1 and the Borrower allows the Lenders holding New Term B Loans to decline to accept such payment, the Borrower may make Restricted Payments to DRI (which shall in turn utilize all of any such Restricted Payment to make Restricted Payments to Holdings) and to Holdings in an amount equal to the amount declined by the Lenders holding New Term B Loans and Holdings may use such amount to purchase, redeem or defease the Senior Convertible Notes or, so long as no Default has occurred and is continuing, the Senior Subordinated Notes; and

(k)  notwithstanding anything else contained in this Agreement, the Borrower agrees for the period commencing on the First Amendment Effective Date and ending on the date that is 90 days following the First Amendment Effective Date, so long as no Default has occurred and is continuing, the Borrower shall not make any prepayment of New Term B Loans pursuant to clause (a) of Section 3.1.1.”

PART III
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1  Amendment Effective Date.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) first set forth above when the Agents shall have received counterparts of this Amendment, duly executed by each of the Borrower, Holdings, each of the Designated Guarantors, the Syndication Agent and the Administrative Agent on behalf of the Required Lenders (including greater than 50% of the Lenders holding New Term B Loans) who shall have delivered to the Administrative Agent their written consent to the amendments, as explicitly set forth herein and subject to the terms hereof.

SUBPART 3.2  Amendment Fee.  The Agents shall have received (a) for the account of each Lender with Term Loans or a Revolving Loan Commitment an amendment fee in an amount equal to .20% (in the case of Lenders delivering an executed signature page to the Amendment Agreement to the Syndication Agent prior to 5:00 p.m., New York City time, April 9, 2002) or ..10% (in the case of Lenders delivering an executed signature page to the Amendment Agreement to the Syndication Agent prior to 5:00 p.m., New York City time, April 15, 2002) of the sum of (i) the outstanding principal amount of Term Loans owing to such Lender on such date plus (ii) the product of such Lender’s Percentage of the Commitment to make Revolving Loans multiplied by the Revolving Loan Commitment Amount on such date and (b) all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Existing Credit Agreement to the extent then invoiced.

SUBPART 3.3  Costs and Expenses, etc.  The Syndication Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement, if then invoiced.

SUBPART 3.4  Legal Details, etc.  All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Syndication Agent and its counsel.  The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel reasonably request.  All legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Syndication Agent and its counsel.

PART IV
WAIVER

SUBPART 4.1  The Lenders hereby agree that Net Debt Proceeds resulting from the issuance of the Senior Convertible Notes shall be applied as follows as set forth in this Subpart 4.1:

(a)  on the date of the issuance of the Senior Convertible Notes (the “Issuance Date”), 100% of the Net Debt Proceeds will be contributed by Holdings to the Borrower;

(b)  up to the first $50,000,000 of Net Debt Proceeds shall be applied to repay Revolving Loans outstanding on the Issuance Date; provided, that (i) the Borrower agrees to repay all Revolving Loans outstanding on the Issuance Date in full and (ii) the Lenders agree that no reduction in the Revolving Loan Commitment shall result therefrom;

(c)  the Borrower may retain up to the next $30,000,000 of such proceeds for its working capital and general partnership purposes; and

(d)  all proceeds in excess thereof shall be applied on a pro rata basis, to the outstanding principal amount of all remaining Term Loans and the remaining scheduled amortization payments in respect thereof within 90 days of the Issuance Date; provided, however, that no more than $45,000,000 shall be applied to outstanding New Term B Loans with the remainder to be retained by the Borrower.

PART V
MISCELLANEOUS

SUBPART 5.1  Expenses.  Each of the Borrower, Holdings and each Designated Guarantor hereby agrees to pay and reimburse the Agents for all of their respective reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel to the Agents.

SUBPART 5.2  Representations and Warranties.  The delivery of an executed counterpart hereof by each of the Borrower, Holdings and each Designated Guarantor shall constitute a representation and warranty by each of the Borrower, Holdings and each Designated Guarantor that:

(a)  on the Amendment Effective Date, after giving effect to this Amendment, (i) all representations, warranties and other statements set forth in Article VI of the Existing Credit Agreement, as then amended by this Amendment, are true and correct in all material respects as of such date, except to the extent that such representation, warranty or statement expressly relates to an earlier date (in which case such representation, warranty or statement shall have been true and correct in all material respects on and as of such earlier date) and (ii) no Default has occurred and is then continuing; and

(b)  this Amendment constitutes the legal, valid and binding obligation of each of the Borrower, Holdings and each Designated Guarantor enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SUBPART 5.3  Loan Document Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

SUBPART 5.4  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 5.5  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

SUBPART 5.6  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                IN WITNESS WHEREOF, the signatories hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:
DUANE READE
By Duane Reade Inc., a general partner

By:
Title:

By DRI I Inc., a general partner

By:
Title:

PARENT GUARANTORS:
DUANE READE INC.

By:
Title:

DRI I INC.

By:
Title:

AFFILIATE GUARANTORS:
DUANE READE INTERNATIONAL, INC.

By:
Title:

DUANE READE REALTY, INC.

By:
Title:

CREDIT SUISSE FIRST BOSTON, as the Syndication Agent

By:
Title:

By:
Title:

S-1

FLEET NATIONAL BANK, as the Administrative Agent

By:
Title:

S-2